Exhibit 99.2

Investor Conference Call Second Quarter 2008 Earnings July 31, 2008

2 All statements in this presentation that are not historical are forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may be identified by words such as “believe,” “intend,” “expect,” “may,” “could,” “would,” “will,” “should,” “plan,” “project,” “contemplate,” “anticipate,” or similar statements. Because these statements reflect the Company’s current views concerning future events, these forward-looking statements are subject to risks and uncertainties. The Company has made a reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, the success of brand development efforts and strategic alliances; demand for the Company’s products and services; the ability to compete effectively and adjust to changing market conditions; the ability to protect the Company’s proprietary technology and intellectual property; difficulties or delays in developing improved products when expected or desired and with the additional features contemplated or desired; warranty, product liability, and other claims; the uncertainties associated with governmental regulation, and other factors detailed from time to time in the Company’s periodic filings with the Securities and Exchange Commission, including, but not limited to, the Company’s most recent Form 10-K filing. The Company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the Company, whether as a result of new information, future events, or otherwise. Other than thinkorswim, Inc. thinkorswim Canada, Inc. and thinkorswim Advisors, Inc., neither thinkorswim Group Inc. nor Investools Inc. nor any of its subsidiaries are broker-dealers or investment advisors, or otherwise engaged in the business of effecting transactions in securities, the provision of investment advice or investment recommendations. Cautionary Statements

3 The Securities and Exchange Commission’s Regulation G applies to any public disclosure or release of material information that includes a non-GAAP financial measure. In the event of such a disclosure or release, Regulation G requires: (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP. The required presentations and reconciliations are contained herein and can be found at our website, www.thinkorswim.com, under “Investor Relations”, “Webcasts and Presentations”. Investools Education Group uses the non-GAAP financial measure “sales transaction volume” or “STV,” which is defined as revenue plus deferred revenue, to assess the operating results and effectiveness of the Company and its business segments. STV is consistent with the selling activities in the period reported and with the level of a majority of the cost components of cost of revenue. Given the impact of accounting for deferred revenue and for costs associated with deferred revenue, the Company also uses the non-GAAP financial measure “Adjusted EBITDA” as a valuable representation of the Company’s operating performance. Adjusted EBITDA is defined as net income (loss) plus depreciation and amortization, interest income, special charges, other non-cash items, and the net change in deferred revenue. The Company believes that the non-GAAP financial measures described above are also useful to investors, financial analysts and others to evaluate the operating and financial performance of the Company. These non-GAAP financial measures may not be comparable to similarly titled measurements used by other companies and should not be used generally as a substitute for revenue, net income (loss) or other GAAP operating measurements. The merger between Investools Inc. and thinkorswim Holdings, Inc. and its subsidiaries occurred on February 15, 2007. The pro forma information has been prepared by combining the relevant consolidated financial information of each of Investools Inc. and thinkorswim Holdings, Inc. for the time periods presented. The unaudited pro forma consolidated financial information is provided for informational purposes only. In addition, the unaudited pro forma consolidated financial information does not purport to project our future financial position, operating results or sales. No effect has been given in the unaudited pro forma consolidated statement of income for synergistic benefits that may be realized through the combination of the two companies or the costs that may be incurred in integrating the companies acquired in such acquisition. In addition, no adjustments have been made to give pro forma effect as if the merger had occurred at the beginning of the period presented, which adjustments are typically found in pro forma financial statements. The unaudited pro forma consolidated financial information should be read in conjunction with our historical financial statements and related notes and the historical financial statements of thinkorswim, which are included in our current report on Form 8-K filed with the Securities and Exchange Commission on February 22, 2007, Form 10-K filed with the Securities and Exchange Commission on March 17, 2008, and Form 10-Qs filed with the Securities and Exchange Commission on May 10, 2007, November 14, 2007 and November 21, 2007. Non-GAAP Financial Information

4 Record Financial Results ($ in millions, except per share data) Q2 ’07 Q1 ’08 Q2 ’08 Revenue $ 79.7 $ 91.0 $ 97.0 Sales Transaction Volume $ 85.5 $ 79.8 $ 82.5 Net Income $ 6.1 $ 11.5 $ 18.6 Adjusted EBITDA $ 24.8 $ 15.9 $ 22.0 Adj EBITDA % of STV 29% 20% 27% Earnings per Share $ 0.09 $ 0.17 $ 0.27 * See slide 24 for a reconciliation of Revenue to Sales Transaction Volume (STV) and Net Income to Adjusted EBITDA

5 Retail Account Growth Continues Strong Total accounts as of 6/30/2008 Opened 175,800 Funded 78,075 52% 8% 52% 26,825 8% 24,800 26,825 17,700 9,725 12,350 10,550 12,350 Q2 ‘07 Q2 ‘08 Q1 ‘08 Q2 ‘08 New Opened Accounts New Funded Accounts

6 Solid Return on Customer Acquisition Spend Cost per funded account includes education net margin and direct brokerage acquisition costs Annualized revenue per funded account is brokerage related – the majority of which is commission revenue Low customer churn leads to recurring revenue base with high margin See slide 25 for a more detailed calculation of Cost per Account and Annualized Revenue per Account $720 $2,325 $490 $2,300 Q1 ‘08 Q2 ‘08 Acquisition Cost per New Funded Account Annualized Revenue per Funded Retail Account

7 Retail DART Growth Continues Strong Daily Average Revenue Trades 82 percent of DARTs are derivative based 151% 16% 20,900 52,500 45,400 52,500 Q2 ’07 Q2 ’08 Q1 ’08 Q2 ‘08

8 (OCC daily contract volume in millions) OCC daily contract volume totals from Options Clearing Corporation reports. Expanding Share of Growing Option Industry thinkorswim retail contract volume growth outpacing the expanding option industry 7.8 8.3 7.6 8.7 10.0 10.4 12.1 13.2 14.5 13.3 16.9 0.5% 0.6% 0.7% 0.7% 0.9% 1.1% 1.2% 1.6% 1.5% 2.0% 2.2% Q1 ‘06 Q2 ‘06 Q3 ‘06 Q4 ‘06 Q1 ‘07 Q2 ‘07 Q3 ‘07 Q4 ‘07 Q1 ‘08 Q2 ‘08 Jul 29 OCC Daily Contract Volume TOS Retail % of OCC Volume

9 Data indexed to Q1 2006; Information calculated or taken from company filings. Outperforming Industry in Retail DART Growth Leading DART growth among competitors 693% 70% -7% 800% 700% 600% 500% 400% 300% 200% 100% 0% -100% Q1 ‘06 Q2 ‘06 Q3 ‘06 Q4 ‘06 Q1 ‘07 Q2 ‘07 Q3 ‘07 Q4 ‘07 Q1 ’08 Q2 ‘08

10 High Volume, High Quality Retail Account Base Educated base of active customers 21% 5% Annualized Trades per Account 153 185 177 185 Q2 ‘07 Q2 ‘08 Q1 ‘08 Q2 ‘08

11 High Trading Activity Fuels Record Revenue Retail commission per trade: Q1 ’08 $8.55 Q2 ’08 $8.88 6% 10% Annualized Commission Revenue per Account $1,550 $1,650 $1,500 $1650 Q2 ‘07 Q2 ‘08 Q1 ‘08 Q2 ‘08

12 Customer Asset Growth Continues Strong Average retail account balance: Q1 ’08 $39,700 Q2 ’08 $39,800 Funded accounts have continued to grow at industry leading levels 75% 16% (in millions) $1,780 $820 $3,110 $1,750 $2,690 $1,500 $3,110 $1,750 Q2 ‘07 Q2 ‘08 Q1 ‘08 Q2 ‘08 Period End Client Assets Period End Client Cash

13 Investor Education Graduates Educated customers convert to high quality thinkorswim accounts 5% 10% 10,990 11,510 10,430 11,510 Q2 ‘07 Q2 ‘08 Q1 ‘08 Q2 ‘08

14 Second Quarter Summary & Outlook Regulatory update Focus continues on growing high quality account base at efficient acquisition cost to maximize shareholder value Expanding free cash flow provides flexibility for share buyback, debt retirement, and acquisitions Consolidated outlook for balance of year

15 YTD 2nd Quarter Financial Highlights 314% 39% 291% Revenue (in millions) Net Income (Loss) (in millions) EPS $135 $188 ($14) $30 ($0.23) $0.44 YTD ‘07 YTD ‘08 YTD ‘07 YTD ‘08 YTD ‘07 YTD ‘08

16 Business Outlook Interest rates Payment for order flow Clearing Leading technology and product development Brokerage industry

Consolidated Operating and Financial Information

18 Revenue Growth Continues Strong * See slide 24 for a reconciliation of Revenue to Sales Transaction Volume (STV) Increased volume in brokerage accounts and trading activity led to continued growth Education graduates continue to fuel brokerage accounts at a steady pace -4% 7% 22% 3% 59% 53% 31% 59% 50% 47% 34% 50% $79.7 $97.0 $91.0 $97.0 Q2 ‘07 Q2 ‘08 Q1 ‘08 Q2 ‘08 $85.5 $82.5 $79.8 $82.5 Q2 ‘07 Q2 ‘08 Q1 ‘08 Q2 ‘08 Brokerage Education

19 Commission Revenue Growth Continues Strong Strong commission revenue growth from increased number of funded accounts: 100% over Q2 ’07 17% over Q1 ’08 Trading activity increases 21% over Q2 ‘07 4% over Q1 ‘08 98% 26% $16,700 $33,100 $26,300 $33,100 Q2 ‘07 Q2 ‘08 Q1 ‘08 Q2 ‘08

20 Tighter Spreads Offset by Growing Asset Base Interest margins have declined with overall rate cuts: Q1 ‘08 – 200bp avg. Fed Funds 3.22% Q2 ‘08 – 25bp avg. Fed Funds 2.08% 24% -19% $5,000 $6,200 $7,700 $6,200 Q2 ‘07 Q2 ‘08 Q1 ‘08 Q2 ‘08

21 Payment Grows on Higher Volume Trading activity is heavily options oriented 98% 20% $4,000 $7,900 $6,600 $7,900 Q2 ‘07 Q2 ‘08 Q1 ‘08 Q2 ‘08

22 Solid Return on Customer Acquisition Spend Cost per funded account includes education net margin and direct brokerage acquisition costs Annualized revenue per funded account is brokerage related – the majority of which is commission revenue Low customer churn leads to recurring revenue base with high margin See slide 25 for a more detailed calculation of Cost per Account and Annualized Revenue per Account $720 $2,325 $490 $2,300 Q1 ‘08 Q2 ‘08

23 Record Bottom-Line Results * See slide 24 for a reconciliation of Net Income to Adjusted EBITDA Record net income of $18.6MM driven by continued growth of high margin brokerage business Improved acquisition costs per funded account contributed to margin expansion from Q1 ‘08 205% 62% $6.1 $18.6 $11.5 $18.6 Q2 ‘07 Q2 ‘08 Q1 ‘08 Q2 ‘08 29% 27% 27% $24.8 $22.0 $15.9 $22.0 Q2 ‘07 Q2 ‘08 Q1 ‘08 Q2 ‘08

24 Business Model Generates Strong FCF Free Cash Flow is defined as GAAP cash flow from operating activities less capital expenditures Increased profitability contributes to cash flow from operations Strong cash flows available for share buyback, debt retirement, and acquisitions 65% 161% $8,624 $14,233 $5,451 $14,233 Q2 ‘07 Q2 ‘08 Q1 ‘08 Q2 ‘08

Questions and Answers

Financial Reconciliations and Supplemental Information

27 See definition of non-GAAP financial measure “Sales Transaction Volume” on Slide 3. Pro-forma results include thinkorswim results for the period indicated. Reconciliation of Financial Measures (in millions) Three Months Ended Jun 30, 2008 Mar 31, 2008 Jun 30, 2007 Brokerage Services Commissions $ 33.1 $ 26.3 $ 16.7 Interest & dividends 6.2 7.7 5.0 Payment for order flow 7.9 6.6 4.0 Other revenue 1.7 1.9 1.2 Total thinkorswim, Inc. revenue 48.9 42.5 26.9 Investor Education Sales Transaction Volume 33.6 37.3 58.6 Total Sales Transaction Volume (STV) 82.5 79.8 85.5 Change in deferred revenue 14.5 11.2 (5.7) Revenue 97.0 91.0 79.7 The table above provides a breakout of revenue for thinkorswim Group on an unaudited basis for all periods presented and a reconciliation of non-GAAP STV to Revenue. The Company believes that Investor Education Group sales transaction volume is an important measure of business volume. STV is a non-GAAP financial measure and represents sales in a particular period before the effect of recognition of deferred revenue from prior periods and the deferral of current period sales. The table provides a reconciliation of non-GAAP total sales volume to revenue for the periods indicated. Consolidated STV Consolidated Adjusted EBITDA The table above reconciles the Company ’s non-GAAP Adjusted EBITDA for the periods presented which the Company believes is a valuable representation of operating performance given the impact of accounting for deferred revenue and certain other costs. The table provides a reconciliation of Net Income (Loss) to Adjusted EBITDA for the periods indicated. Net income (loss) Depreciation and amortization Stock compensation expense Special charges Interest expense. net Income tax provision Net change in deferred revenue Adjusted EBITDA ($) Adjusted EBITDS (as a % of STV) $18.6 6.2 2.2 0.7 — 8.8 (14.5) 22.0 26.7% $11.5 6.9 2.1 0.4 3.7 2.5 (11.2) 15.9 19.9% $6.1 7.2 1.8 .8 2.1 1.1 5.7 24.8 29.0% (in millions) Three Months Ended June 30, 2008 Mar 31, 2008 Jun 30, 2007

28 See definition of non-GAAP financial measure “Sales Transaction Volume” on Slide 3. Pro-forma results include thinkorswim results for the period indicated. Supplemental Information The table above provides non-GAAP estimate of annualized brokerage revenue per retail account. Annualized Revenue per Retail Account Acquisition Cost per Funded Account This table provides non-GAAP financial information and details the calculation used by the company to calculate acquisition cost per funded account. The education business serves as a valuable customer acquisition engine for the brokerage business. Therefore, the company believes that the education net margin, or Adjusted EBITDA, without corporate overhead, plus the direct customer acquisition costs attributed to the brokerage business should be added together as a proxy for total customer acquisition costs. This total is divided by the gross number of new funded accounts in the period to arrive at an acquisition cost per new funded account. (in thousands, except cost per account) Three Months Ended Jun 30, 2008 Mar 31, 2008 Education acquisition costs, net Brokerage acquisition costs, net Total account acquisition costs New funded accounts Acquisition cost per new funded account $(2.600) (3.400) (6.000) 12.350 $490 $(4.500) (3.100) (7.600) 10.550 $720 Three Months Ended Jun 30, 2008 Mar 31, 2008 Commissions Interest and dividends Payment for order flow Ttl brokerage revenue per retail account $1.650 325 325 $2.300 $1.525 475 325 $2.325